Exhibit 99.2

Proposed Merger overview April 11, 2019 carter validus mission critical reit
carter validus mission critical reit II

Forward-Looking Statement and Non-GAAP Measures
DISCLAIMER Certain statements
NON-GAPP Measures

Transaction Summary

Transaction Summary

Anticipated Transaction Benefits

Anticipated Transaction Benefits

Pro Forma company: Increased Size and Scale

Pro forma company: enhanced Asset Mix

Pro forma company: enhanced Asset Mix

Pro forma company: greater tenant Diversity

Pro forma company: greater geographic Diversity

Pro forma company: greater geographic Diversity

pro forma company: Strong capital structure

Highlights of the merger process

Estimated merger Timeline

key transaction takeaways

carter validus



CARTER VALIDUS®
MISSION CRITICAL REIT



CARTER VALIDUS®
MISSION CRITICAL REIT II

Proposed Merger Overview

April 11, 2019

Forward-Looking Statement and Non-GAAP Measures

CARTER VALIDUS

DISCLAIMER

Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as "believes," "anticipates," "expects," "may," "will," "would," "should," "estimates," "could," "intends," "plans" or other similar expressions are forward-looking statements. Forward-looking statements about the plans, strategies, and prospects of Carter Validus Mission Critical REIT, Inc. ("CVMC REIT I") and Carter Validus Mission Critical REIT II, Inc. ("CVMC REIT II"), and the proposed merger between CVMC REIT I and CVMC REIT II are based on CVMC REIT I's and CVMC REIT II's current information, estimates and projections. Such statements involve significant known and unknown risks and uncertainties that may cause CVMC REIT I's or CVMC REIT II's actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the approval of CVMC REIT I's stockholders; the risk that a condition to closing of the proposed transaction may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of CVMC REIT I's and CVMC REIT II's operations may be greater than expected; the effect of the announcement of the proposed merger on CVMC REIT I's and CVMC REIT II's relationships with its tenants, lenders, operating results and business generally; the outcome of any legal proceedings related to the merger or the merger agreement; risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; the ability of CVMC REIT I, CVMC REIT II, or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors in which CVMC REIT I and CVMC REIT II operate, as detailed from time to time in each of the reports filed by CVMC REIT I and CVMC REIT II with the Securities and Exchange Commission (the "SEC"). There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1A. in each of CVMC REIT I's and CVMC REIT II's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. CVMC REIT I and CVMC REIT II caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to CVMC REIT I and CVMC REIT II or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements herein speak only as of the date of this communication. Neither CVMC REIT I nor CVMC REIT II undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

NON-GAAP MEASURES

This communication contains certain financial information not derived in accordance with United States generally accepted accounting principles ("GAAP"). Management considers net debt an important supplemental measure of borrowing capacity and believes it is frequently used by interested parties in the evaluation of real estate investment trusts.

Transaction Summary

Carter Validus Mission Critical REIT, Inc. ("CVMC REIT I") entered into a definitive merger agreement (the "Merger Agreement") with Carter Validus Mission Critical REIT II, Inc. ("CVMC REIT II") to merge in a NAV-for-NAV transaction, which if consummated, would result in a combined Company with an ~$3.2 billion enterprise value [(1)].

- CVMC REIT II will acquire CVMC REIT I in a transaction with an implied offer price equal to CVMC REIT I's most recent $5.33 NAV / share estimate and based on CVMC REIT II's $9.25 NAV / share estimate.
- CVMC REIT I stockholders will receive $1.00 per share cash and 0.4681 shares of CVMC REIT II Class A common stock for each share of CVMC REIT I common stock.

(amounts in millions, except for per share metrics)	CVMC REIT I	CVMC REIT II
Gross Asset Value @ 6/30/18	$1,159	$1,907
Less: Liabilities & NCI, net of Cash & Other Assets @ 6/30/18	(198)	(695)
NAV Estimate @ 6/30/18	**$961**	**$1,212**
Shares Outstanding @ 6/30/18	180.341	131.097
NAV per Share Estimate @ 6/30/18	**$5.33**	**$9.25**
Cash Consideration per Share	**(1.00)**	**-**
Transaction NAV per Share	**$4.33**	**$9.25**
Implied Ownership Percentage	**39%**	**61%**
Transaction Exchange Ratio	**0.4681x**	

(1) Represents pro forma fully diluted shares outstanding ("FDSO") as of 12/31/18, after transaction adjustments multiplied by most recent NAV per share estimate for CVMC REIT II ($9.25) plus Outstanding Debt less Cash and Cash Equivalents as of 12/31/18, after transaction adjustments.

Transaction Summary

CARTER VALIDUS®

Merger Agreement Highlights

- Merger Agreement executed on April 11, 2019.
- Consideration of $1.00 / share paid in cash and 0.4681 shares of CVMC REIT II Class A common stock in exchange for each CVMC REIT I share.
- The majority of the combined Company board will be made up of independent directors.
- "Go-shop period" of 45 days allowing CVMC REIT I to solicit superior proposals.
  - o $14.4 million break-up fee payable to CVMC REIT II if transaction is terminated by CVMC REIT I during Go-Shop period (equates to approximately 1.5% of CVMC REIT I equity value [(1)]).
  - o $28.8 million break-up fee payable to CVMC REIT II if transaction is terminated by CVMC REIT I after Go-Shop period (equates to approximately 3% of CVMC REIT I equity value [(1)]).
- CVMC REIT I stockholder vote required.
- CVMC REIT II obtained fully committed financing from SunTrust Bank and KeyBank National Association to ensure all necessary capital available to fund the transaction.
- CVMC REIT I suspended its Distribution Reinvestment Program ("DRIP") in April 2019, and therefore all distributions will be made in cash. CVMC REIT II will maintain its DRIP.
- CVMC REIT I and CVMC REIT II each will modify its Share Repurchase Program ("SRP") until closing to only accommodate redemptions for death, qualifying disabilities, and exigent circumstances, subject to certain limitations set forth in each SRP.

Note: Distributions are not guaranteed and will be established on a quarterly basis by the CVMC REIT II board of directors; (1) Based on NAV estimate at 6/30/18.

Anticipated Transaction Benefits

CARTER VALIDUS®

Provides Partial Cash Liquidity and Improves Future Liquidity Options

- Taking into account the $1.00 per share transaction cash consideration payable by CVMC REIT II and the $3.00 per share special distribution paid to CVMC REIT I stockholders in March 2018, CVMC REIT I stockholders will have had approximately 40% of invested capital returned, exclusive of ordinary distribution payments received during period of ownership.
- The transaction is expected to improve potential liquidity alternatives for all stockholders.

Increased Size and Scale

- The combined Company will have a total enterprise value [(1)] of approximately $3.2 billion vs. CVMC REIT I's total enterprise value [(2)] of $1.2 billion and CVMC REIT II's $2.0 billion total enterprise value [(2)].
- The increased size and scale is expected to further enhance access to the capital markets and reduce overall cost of debt capital.

Enhanced Portfolio Profile

- Increased diversification of asset type within the healthcare segment and reduced tenant and geographic concentrations for both CVMC REIT I and CVMC REIT II.
- Improved healthcare asset mix focused on outpatient and medical office building / integrated medical facility properties, which benefit from more favorable healthcare reimbursement trends.

(1) Represents pro forma FDSO as of 12/31/18, after transaction adjustments multiplied by most recent NAV per share estimate for CVMC REIT II ($9.25) plus Outstanding Debt less Cash and Cash Equivalents as of 12/31/18, after transaction adjustments; (2) For CVMC REIT I and CVMC REIT II, represents FDSO as of 12/31/18 multiplied by most recent NAV per share estimate ($5.33 and $9.25 for CVMC REIT I and CVMC REIT II, respectively) plus Outstanding Debt less Cash and Cash Equivalents as of 12/31/18.

Anticipated Transaction Benefits

CARTER VALIDUS®

Improved Capital Structure

- Pro forma net debt [1] to total enterprise value [2] of approximately 36%, allowing for future accretive acquisitions.
- It is anticipated that CVMC REIT II's existing credit facility will be amended and re-cast to increase the size to a level sufficient to support the combined Company.

Synergies

- Reduced general and administrative expenses through combination of two separate, publicly registered entities.
- Reduced asset management fee for CVMC REIT I stockholders of 75 bps (from current 85 bps paid to CVMC REIT I's advisor).
- In conjunction with the consummation of the merger, CVMC REIT I's advisor agreed to waive the disposition fee it would otherwise receive in connection with the merger transaction.
- In conjunction with the closing of the merger, CVMC REIT II's advisor agreed to increase the promote threshold from 6% to 8% (equivalent to CVMC REIT I's current threshold).

(1) Pro forma net debt represents pro forma Total Principal Debt less Cash and Cash Equivalents as of 12/31/18, after transaction adjustments; (2) Enterprise Value represents pro forma FDSO as of 12/31/18, after transaction adjustments multiplied by most recent NAV per share estimate for CVMC REIT II ($9.25) plus Outstanding Debt less Cash and Cash Equivalents as of 12/31/18, after transaction adjustments.

Pro Forma Company: Increased Size and Scale

CARTER VALIDUS

($ in billions, square feet in 000s)	CARTER VALIDUS MISSION CRITICAL REIT	CARTER VALIDUS MISSION CRITICAL REIT II	Pro Forma CARTER VALIDUS MISSION CRITICAL REIT II
Equity Value [1]	$1.0	$1.3	$2.1
Enterprise Value [2]	$1.2	$2.0	$3.2
# of Properties	61	85	146
Total Rentable Square Feet	2,578	5,815	8,393
G&A as a % of Gross Asset Value [3]	162 Bps	105 Bps	110 Bps

Public REIT Stock Price Performance by Size - Last Three Years [4]



30.0%
20.0%
10.0%
0.0%
(10.0%)
(20.0%)
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
25.2%
11.6%
0.9%
< $1 Bn Equity Market Cap
$1 Bn - $3 Bn Equity Market Cap
$3 Bn - $5 Bn Equity Market Cap

Source: S&P Global Market Intelligence; (1) For CVMC REIT I and CVMC REIT II, represents FDSO as of 12/31/18, multiplied by most recent NAV per share estimate ($5.33 and $9.25 for CVMC REIT I and CVMC REIT II, respectively); For Pro Forma CVMC REIT II, represents pro forma FDSO as of 12/31/18, after transaction adjustments multiplied by most recent NAV per share estimate for CVMC REIT II ($9.25); (2) For CVMC REIT I and CVMC REIT II, represents Equity Value plus Outstanding Debt less Cash and Cash Equivalents as of 12/31/18; For Pro Forma CVMC REIT II, represents Equity Value plus Outstanding Debt less Cash and Cash Equivalents as of 12/31/18, after transaction adjustments; (3) Based on 2019 standalone G&A and advisor asset management fee projections for standalone CVMC REIT I and CVMC REIT II; Pro Forma CVMC REIT II assumes 75 bps asset management fee and assumed G&A synergies; (4) Represents average stock performance of selected 104 equity REITs; Excludes Agriculture and Prison REITs, Equity Market Cap classification based on market data as of 4/4/19.

Pro Forma Company: Enhanced Asset Mix

CARTER VALIDUS

		CARTER VALIDUS MISSION CRITICAL REIT	CARTER VALIDUS MISSION CRITICAL REIT II	Pro Forma CARTER VALIDUS MISSION CRITICAL REIT II
Healthcare	Acute Care	13.6%	1.6%	5.7%
	Surgical Center / ASCs [(1)]	24.2%	13.3%	17.1%
	Medical Office Buildings [(2)]	26.2%	15.3%	19.0%
	LTACs	22.6%	1.5%	8.7%
	IRFs	13.4%	14.9%	14.4%
Data Center	Colocation	0.0%	29.3%	19.2%
	Wholesale	0.0%	15.8%	10.4%
	Enterprise	0.0%	8.3%	5.5%

Note: Based on annualized December 2018 base rent ("ABR")
(1) Surgical Centers / ASCs include Specialty Hospitals; (2) Medical Office Buildings include Integrated Medical Facilities, Diagnostic / Radiology Therapy Centers and Imaging Centers.

Pro Forma Company: Enhanced Asset Mix

CARTER VALIDUS

Portfolio Metrics [1]

	CARTER VALIDUS MISSION CRITICAL REIT	CARTER VALIDUS MISSION CRITICAL REIT II	Pro Forma CARTER VALIDUS MISSION CRITICAL REIT II
Portfolio Leased [2]	92%	98%	96%
WAVG Remaining Lease Term [3]	12.1 Yrs	9.7 Yrs	10.4 Yrs
WAVG Annual Rent Escalation [3]	2.20%	2.14%	2.16%

Tenant Credit Concentrations [1] [4]

CVMC REIT I



4.0%
29.2%
50.4%
16.4%

CVMC REIT II



17.6%
15.8%
26.6%
40.0%

Pro Forma CVMC REIT II



12.8%
20.5%
23.0%
43.7%

- Rated Investment Grade Tenant / Guarantor
- Rated Non-Investment Grade Tenant / Guarantor
- Non-Rated Tenant / Guarantor
- Non-Rated Tenant / Guarantor Affiliated with Investment Grade Parent

(1) Includes both Healthcare and Data Center properties from CVMC REIT II; (2) Based on rentable square footage; (3) Based on leased square footage; (4) Based on asset values calculated using initial purchase price and capitalized costs subsequent to acquisition and as of December 31, 2018.

Pro Forma Company: Greater Tenant Diversity

CARTER VALIDUS®

Top 10 Tenants (1)

CVMC REIT I

	% of Portfolio
Post Acute Medical, LLC	15.9%
Board of Regents of the University of Texas System	13.6%
21st Century Oncology, Inc.	11.0%
Surgery Partners, Inc.	8.8%
Confidential Healthcare Tenant #4	7.2%
Select Medical Corporation	6.0%
Confidential Healthcare Tenant #3	5.4%
PSN Services, LLC	4.0%
MSH Partners, LLC	3.5%
Confidential Healthcare Tenant #2	3.5%
Total	79.0%

CVMC REIT II - Healthcare

	% of Portfolio
Post Acute Medical, LLC	14.7%
Confidential Healthcare Tenant #10	9.6%
Kessler Institute for Rehabilitation, Inc.	7.4%
Fort Worth Surgicare Partners, Ltd.	5.4%
Confidential Healthcare Tenant #4	4.8%
Encompass Rehabilitation Hospital of Austin, LLC	4.1%
Heritage Park Surgical Hospital, LLC	3.6%
Victory Medical Center Houston, LP	3.5%
Confidential Healthcare Tenant #9	3.4%
Confidential Healthcare Tenant #7	3.2%
Total	59.7%

Pro Forma CVMC REIT II Healthcare

	% of Portfolio
Post Acute Medical, LLC	15.2%
Board of Regents of the University of Texas System	7.2%
Confidential Healthcare Tenant #4	6.1%
21st Century Oncology, Inc.	5.8%
Surgery Partners, Inc.	4.7%
Confidential Healthcare Tenant #10	4.5%
Kessler Institute for Rehabilitation, Inc.	3.5%
Select Medical Corporation	3.2%
Confidential Healthcare Tenant #3	2.9%
Fort Worth Surgicare Partners, Ltd.	2.5%
Total	55.7%

CVMC REIT II – Data Center

	% of Portfolio
Dawn Colocation Services LLC	11.0%
CenturyLink, Inc.	10.7%
American Cancer Society, Inc.	6.9%
Amoco Properties Incorporated	6.7%
Sungard Availability Services LP	6.1%
Confidential Data Center Tenant #3	5.8%
U.S. South Communications, Inc.	5.2%
Internap Network Services Corporation	5.0%
Cervalis LLC	5.0%
Confidential Data Center Tenant #2	4.2%
Total	66.7%

Pro Forma CVMC REIT II Data Center

	% of Portfolio
Dawn Colocation Services LLC	11.0%
CenturyLink, Inc.	10.7%
American Cancer Society, Inc.	6.9%
Amoco Properties Incorporated	6.7%
Sungard Availability Services LP	6.1%
Confidential Data Center Tenant #3	5.8%
U.S. South Communications, Inc.	5.2%
Internap Network Services Corporation	5.0%
Cervalis LLC	5.0%
Confidential Data Center Tenant #2	4.2%
Total	66.7%

(1) Based on annualized December 2018 base rent, excluding PSN Services, LLC, the tenant at Legent Orthopedic and Spine Hospital, and the Board of Regents of the University of Texas, the tenant at UTMB Health Clear Lake Campus, that are each annualized using the expected December 2019 base rent due to free rent period in December 2018.

Pro Forma Company: Greater Geographic Diversity

CARTER VALIDUS



Properties per Market

- SINGLE HEALTHCARE PROPERTY
- MULTIPLE HEALTHCARE PROPERTIES
- SINGLE DATA CENTER PROPERTY
- MULTIPLE DATA CENTER PROPERTIES

Updated As of 12/31/18

Pro Forma Company: Greater Geographic Diversity

CARTER VALIDUS

Top 10 Markets (1)

CVMC REIT I

	% of ABR (2)	% Leased (3)
Houston, TX	14.4%	100.0%
San Antonio, TX	13.0%	96.7%
Dallas, TX	8.6%	45.9%
Akron, OH	8.3%	100.0%
Providence, RI	4.7%	100.0%
Lubbock, TX	4.7%	100.0%
Hammond, LA	4.4%	100.0%
Lafayette, LA	4.2%	100.0%
St. Louis, MO	4.1%	100.0%
Fort Myers, FL	3.7%	100.0%
Total / Wtd. Avg.	**70.1%**	**88.9%**

CVMC REIT II - Healthcare

	% of ABR (2)	% Leased (3)
Oklahoma City, OK	13.5%	100.0%
Dallas, TX	10.5%	99.5%
Houston, TX	10.5%	100.0%
Philadelphia, PA	10.2%	100.0%
Cincinnati, OH	5.7%	100.0%
Austin, TX	5.3%	100.0%
Riverside, CA	4.8%	100.0%
Grand Rapids, MI	4.2%	85.9%
Des Moines, IA	3.9%	100.0%
Sherman, TX	3.6%	100.0%
Total	**72.2%**	**99.0%**

Pro Forma CVMC REIT II Healthcare

	% of ABR (2)	% Leased (3)
Houston, TX	12.5%	100.0%
Dallas, TX	9.5%	64.3%
San Antonio, TX	7.6%	97.1%
Oklahoma City, OK	6.9%	100.0%
Philadelphia, PA	4.8%	100.0%
Akron, OH	4.4%	100.0%
Riverside, CA	3.4%	100.0%
Austin, TX	3.2%	100.0%
Cincinnati, OH	2.7%	100.0%
Providence, RI	2.5%	100.0%
Total	**57.5%**	**92.7%**

CVMC REIT II – Data Center

	% of ABR (2)	% Leased (3)
Atlanta, GA	27.2%	91.8%
Sacramento, CA	8.5%	82.4%
Washington D.C.	7.9%	98.6%
San Jose, CA	7.5%	100.0%
Los Angeles, CA	6.8%	100.0%
Houston, TX	6.7%	100.0%
Bridgeport, CT	5.0%	100.0%
Oklahoma City, OK	4.2%	100.0%
Chicago, IL	4.1%	94.4%
Boston, MA	3.5%	100.0%
Total	**81.5%**	**95.0%**

Pro Forma CVMC REIT II Data Center

	% of ABR (2)	% Leased (3)
Atlanta, GA	27.2%	91.8%
Sacramento, CA	8.5%	82.4%
Washington D.C.	7.9%	98.6%
San Jose, CA	7.5%	100.0%
Los Angeles, CA	6.8%	100.0%
Houston, TX	6.7%	100.0%
Bridgeport, CT	5.0%	100.0%
Oklahoma City, OK	4.2%	100.0%
Chicago, IL	4.1%	94.4%
Boston, MA	3.5%	100.0%
Total	**81.5%**	**95.0%**

(1) Based on annualized December 2018 base rent, excluding PSN Services, LLC, the tenant at Legent Orthopedic and Spine Hospital, and the Board of Regents at the University of Texas, the tenant at UTMB Health Clear Lake Campus, that are each annualized using the expected December 2019 base rent due to free rent period in December 2018; (2) Percentages represent each market's annualized December 2018 base rent compared to total of all market's annualized December 2018 base rent; (3) Weighted average occupancy based on rentable square feet.

Pro Forma Company: Strong Capital Structure

CARTER VALIDUS

The pro forma combined Company is expected to have a strong balance sheet, with capacity to execute accretive future acquisitions.

(amounts in millions except per share metrics)	12/31/2018 CVMC REIT I	12/31/2018 CVMC REIT II	Pro Forma [(1)] - 12/31/18 CVMC REIT II
Cash and Cash Equivalents	$43.1	$68.4	$130.1
Debt:			
Revolvers & Term Loans	$190.0	$355.0	$830.0
Mortgages	36.3	467.8	467.8
Total Debt	**$226.3**	**$822.8**	**$1,297.8**
Equity Value [(2)]:			
NAV per Share Estimate	$5.33	$9.25	$9.25
Fully Diluted Shares Outstanding [(3)]	183.105	136.492	222.194
Total Equity	**$975.9**	**$1,262.6**	**$2,055.3**
Enterprise Value [(4)]	**$1,159.1**	**$2,017.0**	**$3,223.0**
Net Debt / Enterprise Value [(4)] [(5)]	**15.8%**	**37.4%**	**36.2%**

(1) Represents Pro Forma CVMC REIT II capital structure after taking into account stock / cash consideration paid to CVMC REIT I stockholders, repayment of outstanding CVMC REIT I bank debt and mortgages, assumed new term loan issuance and transaction related expenses; (2) For CVMC REIT I and CVMC REIT II, represents FDSO as of 12/31/18, multiplied by most recent NAV per share estimate ($5.33 and $9.25 for CVMC REIT I and CVMC REIT II, respectively); For Pro Forma CVMC REIT II, represents pro forma FDSO as of 12/31/18, after transaction adjustments multiplied by most recent NAV per share estimate for CVMC REIT II ($9.25); (3) Fully diluted calculated as total common stock plus non-vested shares as of 12/31/18, plus 200 shares outstanding of limited partnership interests as of 6/30/18; (4) For CVMC REIT I and CVMC REIT II, represents Equity Value plus Outstanding Debt less Cash and Cash Equivalents as of 12/31/18; For Pro Forma CVMC REIT II, represents Equity Value plus Outstanding Debt less Cash and Cash Equivalents as of 12/31/18, after transaction adjustments; (5) Net Debt represents Total Principal Debt less Cash and Cash Equivalents as of 12/31/18.

Highlights of the Merger Process

CARTER VALIDUS

CVMC REIT I Special Committee		CVMC REIT II Special Committee		CVMC REIT II
Advisors		Advisors		Advisor
Financial Advisors	Legal	Financial Advisor	Legal	Legal
Moelis & Company Duff & Phelps	DLA Piper	SunTrust Robinson Humphrey	Venable LLP	Morrison Foerster

- In 2017, CVMC REIT I explored strategic alternatives for its Data Center and Healthcare properties. The Company's Data Center properties were sold for aggregate proceeds of ~$1.3 billion.
- In September 2018, the board of directors of CVMC REIT I formed a special committee, consisting solely of independent directors, to review potential strategic alternatives. In September 2018, the board of directors of CVMC REIT II formed a special committee, consisting solely of independent directors, to review a potential merger with CVMC REIT I.
  - o While CVMC REIT I and CVMC REIT II have several overlapping independent directors, no member of the CVMC REIT I special committee served on the CVMC REIT II special committee or participated in the deliberations of the CVMC REIT II board of directors with regard to the transaction, and vice versa.
  - o The CVMC REIT I Special Committee engaged Moelis & Company as financial advisor; Duff & Phelps provided additional advisory services and DLA Piper LLP acted as legal counsel.
  - o The CVMC REIT II Special Committee engaged SunTrust Robinson Humphrey, Inc. as exclusive financial advisor and Venable LLP as legal counsel.
  - o CVMC REIT II engaged Morrison & Foerster LLP as legal counsel.
- After multiple rounds of negotiations, the CVMC REIT I and CVMC REIT II special committees recommended that each Company enter into the Merger Agreement.
- CVMC REIT I has the right to solicit superior proposals from third parties for 45 days following the execution date of the Merger Agreement (the "Go-Shop period").

Estimated Merger Timeline

CARTER VALIDUS

April 11, 2019
Executed Merger Agreement

May 2019
End of 45-day Go-Shop period

July 2019
Record date and beginning of proxy solicitation for CVMC REIT I stockholders

July 2019
Anticipated SEC effective date of joint proxy statement / registration statement

September 2019
End of proxy solicitation for CVMC REIT I stockholders and CVMC REIT I special stockholder meeting

September 2019
Anticipated closing of Merger (subject to CVMC REIT I stockholder approval and other customary closing conditions)

April → May → June → July → August → September

Key Transaction Takeaways

CARTER VALIDUS

1. Transaction provides additional immediate cash liquidity to CVMC REIT I stockholders while maximizing full value of CVMC REIT I and improves potential full-cycle liquidity alternatives for all stockholders.

2. Increased size and scale for all stockholders is expected to increase access to capital markets and reduce overall cost of capital for stockholders.

3. Increased granularity of concentrations and further portfolio diversification by tenancy and geography expected to benefit all stockholders.

4. Capital structure positions the combined Company to capitalize on future growth.

5. Identified transaction synergies.

CARTER VALIDUS®